UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2019
TCF Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan	000-08185	38-2022454
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 W. Fort Street,	Suite 1800
Detroit,	Michigan	48226
(Address of Principal Executive Offices)		(Zip Code)
Registrant's telephone number, including area code:  (800) 867-9757
Chemical Financial Corporation
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1 per share)	TCF	The NASDAQ Stock Market
Depositary shares, each representing a 1/1000th interest in a share of 5.70% Series C Non-Cumulative Perpetual Preferred Stock	TCFCP	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On August 1, 2019, TCF Financial Corporation, a Michigan corporation (previously known as Chemical Financial Corporation, the "Corporation") issued a press release announcing that it completed its previously announced merger-of-equals transaction (the "Merger") with TCF Financial Corporation, a Delaware corporation ("Legacy TCF"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of January 27, 2019, by and between the Corporation and Legacy TCF. At the effective time of the Merger (the "Effective Time"), Legacy TCF merged with and into the Corporation, with the Corporation surviving the Merger. Immediately following the Merger, the Corporation’s wholly owned bank subsidiary, Chemical Bank, a Michigan state-chartered bank, merged with and into Legacy TCF’s wholly owned bank subsidiary, TCF National Bank, a national banking association, with TCF National Bank surviving the merger.

At the Effective Time, the Corporation was renamed TCF Financial Corporation, and its common shares will trade on The NASDAQ Stock Market under the symbol "TCF" beginning today.
Pursuant to the terms of the Merger Agreement, each share of common stock of Legacy TCF outstanding immediately prior to the Effective Time has converted into 0.5081 common shares of the Corporation, and each common share of the Corporation outstanding immediately prior to the Effective Time remains outstanding as a common share of the Corporation. In addition, each depositary share with respect to Legacy TCF 5.70% Series C Non-Cumulative Perpetual Preferred Stock has converted into a depositary share with respect to the Corporation’s 5.70% Series C Non-Cumulative Perpetual Preferred Stock, which will trade on The NASDAQ Stock Market under the symbol "TCFCP" beginning today.
A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	TCF Financial Corporation Press Release, dated August 1, 2019.

101.1	Interactive Data File.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 1, 2019	TCF FINANCIAL CORPORATION (Registrant)

/s/ Craig R. Dahl
Craig R. Dahl Chief Executive Officer and President (Principal Executive Officer)

/s/ Dennis L. Klaeser
Dennis L. Klaeser Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Kathleen S. Wendt
Kathleen S. Wendt Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)